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                                                   POWER OF ATTORNEY

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         Know all by these presents, that the undersigned hereby constitutes and appoints each of Paris G. Reece III,
Michael Touff and Joseph H. Fretz, signing singly, his/her true and lawful attorney-in-fact to:

1.       execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the
         Securities Exchange Act of 1934 and the rules thereunder as such forms, laws and rules may be amended from time to time;

2.       do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such Form with the United States
         Securities and Exchange Commission, the New York Stock Exchange, the Pacific Stock Exchange, and any other authority where such Form is required to be filed; and

3.       take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

         IN WITNESS WHEREOF, the undersigned caused this Power of Attorney, effective as of August 8, 2002, and executed this 8th day of August, 2002.



/S/ David E. Blackford
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    David E. Blackford


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